Allstate Life Insurance Company
Allstate Life Insurance Company of New York

ALLSTATE RETIREMENTACCESS VARIABLE ANNUITY B SERIES (“B SERIES”)
ALLSTATE RETIREMENTACCESS VARIABLE ANNUITY L SERIES (“L SERIES”)
ALLSTATE RETIREMENTACCESS VARIABLE ANNUITY X SERIES (“X SERIES”)

Supplement dated September 21, 2012
To Allstate Life Insurance Company
Prospectus dated May 1, 2012, as supplemented

Supplement dated September 21, 2012
To Allstate Life Insurance Company of New York
Prospectus dated May 1, 2009, as supplemented

This Supplement should be read and retained with the current Prospectus for your Annuity.  This Supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity that you do not own.  If you would like another copy of the current Prospectus, please contact us at 1-866-695-2647 (or if your annuity is issued in New York, please call 1-877-234-8688).

This Supplement revises certain information contained in the Supplement dated August 20, 2012.

By supplement dated August 20, 2012, the AST MFS Large-Cap Value Portfolio was added as a new Sub-account to your Annuity.  However, the AST MFS Large-Cap Value Portfolio should not have been added to the list of “Permitted Sub-accounts” in the section of your prospectus titled “Investment Options.”  Accordingly, the AST MFS Large-Cap Value Portfolio is deleted from the list of “Permitted Sub-accounts.”

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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